                                                                    EXHIBIT 32.2

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of New Media Lottery Services, Inc.
(the "Company") on Form 10-KSB for the period ended April 30, 2004 as filed with the Securities and Exchange on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to
18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that to his knowledge:

     1. The Report complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

SIGNATURE                             TITLE                      DATE

/s/ Randolph H. Brownell, III         Chief Executive Officer    August 16, 2004
-----------------------------
Randolph H. Brownell, III

      This certification accompanies this Report pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section. This certification shall not be deemed incorporated by reference in any filing under the Securities Act or
Exchange Act, except to the extent that the Company specifically incorporates it by reference.

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form with the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.